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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

MakeMusic! Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2) Form, Schedule or Registration Statement No.:

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4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
INTRODUCTION
OUTSTANDING SHARES AND VOTING RIGHTS
PRINCIPAL SHAREHOLDERS
MANAGEMENT SHAREHOLDINGS
ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
EXECUTIVE COMPENSATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS
INCREASE IN AUTHORIZED SHARES OF COMMON STOCK
APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES RESERVED UNDER THE 2003 EQUITY INCENTIVE PLAN
AUDIT COMMITTEE REPORT
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER BUSINESS
SHAREHOLDER PROPOSALS
FORM 10-KSB
2003 EQUITY INCENTIVE PLAN
SECTION 1. DEFINITIONS
SECTION 2. PURPOSE
SECTION 3. EFFECTIVE DATE OF PLAN
SECTION 4. ADMINISTRATION
SECTION 5. PARTICIPANTS
SECTION 6. STOCK
SECTION 7. DURATION OF PLAN
SECTION 8. PAYMENT
SECTION 9. TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS
SECTION 10. TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS
SECTION 11. RESTRICTED STOCK AWARDS
SECTION 12. PERFORMANCE AWARDS
SECTION 13. STOCK APPRECIATION RIGHTS
SECTION 14. RECAPITALIZATION, SALE, MERGER, EXCHANGE OR LIQUIDATION
SECTION 15. INVESTMENT PURPOSE
SECTION 16. AMENDMENT OF THE PLAN
SECTION 17. NO OBLIGATION TO EXERCISE OPTION

PRELIMINARY

MAKEMUSIC! INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The Annual Meeting of Shareholders of MakeMusic! Inc. will be held on Wednesday, May 18, 2005, at 3:30 p.m. (Minneapolis time), at the offices of Fredrikson & Byron in the Pepin/Vermillion Conference Room on the 40th Floor, 200 South Sixth Street, Minneapolis, Minnesota, United States, for the following purposes:

1.	To set the number of directors at seven (7).

2.	To elect directors for the ensuing year.

3.	To approve an amendment to the Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 5,000,000 to 8,500,000.

4.	To approve an increase in shares in the 2003 Equity Incentive Plan from 750,000 to 1,000,000.

5.	To ratify the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for the year ending December 31, 2005.

6.	To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

     Only shareholders of record at the close of business on March 24, 2005 are entitled to notice of and to vote at the meeting or any adjournment thereof.

     Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save us the expense of further requests for proxies.

BY ORDER OF THE BOARD OF DIRECTORS

William R. Wolff
Chief Executive Officer and Chairman of the Board

Eden Prairie, Minnesota
United States
April ___, 2005

MAKEMUSIC! INC.

Annual Meeting of Shareholders
May 18, 2005

PROXY STATEMENT

INTRODUCTION

     Your Proxy is solicited by the Board of Directors of MakeMusic! Inc. (“the Company”) for use at the Annual Meeting of Shareholders to be held on May 18, 2005, at the location and for the purposes set forth in the Notice of Meeting, and at any adjournment thereof.

     The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by us. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

     Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a “non-vote” proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

     The mailing address of our principal executive office is 7615 Golden Triangle Drive, Suite M, Eden Prairie, Minnesota, 55344-3848, United States. We expect that this Proxy Statement, the related proxy and Notice of Meeting will first be mailed to shareholders on or about April 15, 2005.

OUTSTANDING SHARES AND VOTING RIGHTS

     Our Board of Directors has fixed March 24, 2005 as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on March 24, 2005, there were 3,422,589 shares of our Common Stock issued and outstanding, which is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.

PRINCIPAL SHAREHOLDERS

     The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5% of our outstanding Common Stock as of March 24, 2005. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address	Number of Shares		Percent
of Beneficial Owner	Beneficially Owned		of Class”

Société Générale Asset Management	774,088	(2)	22.6%
2, place de la Coupole
92078 Paris-la-Defense Cedex
France

BGL Investment Partners S.A.	263,258	(3)	7.7%
Rue des Coquelicots, 1
L-1356 Luxembourg
Luxembourg

Walrus Partners, L.L.C.& S2 Partners, L.P.	306,116	(4)	8.9%
8014 Olson Memorial, #232
Golden Valley, MN 55427

Benson K. Whitney	287,674	(5)	8.4%
821 Marquette Avenue
Minneapolis, MN 55402

J.M. Hixon Partners, LLC	208,910	(6)	6.1%
821 Marquette Avenue
Minneapolis, MN 55402

(1)	Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of March 24, 2005, or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

(2)	Includes (i) 57,478 shares held by FCPI SGAM Innovation, (ii) 60,204 shares held by FCPI SOGE Innovation 1, (iii) 31,136 shares held by FCPI SOGE Innovation 2, (iv) 126,042 shares held by FCPI SOGE Innovation 5, (v) 101,042 shares held by FCPI SOGE Innovation 6, (vi) 85,416 shares held by FCPI SOGE Innovation 7, (vii) 126,042 shares issuable pursuant to a currently exercisable warrant held by FCPI SOGE Innovation 5, (viii) 101,042 shares issuable pursuant to a currently exercisable warrant held by FCPI SOGE Innovation 6, and (ix) 85,416 shares issuable pursuant to a currently exercisable warrant held by FCPI SOGE Innovation 7, all of which are funds managed by Societe Generale Asset Management.

(3)	Includes 169,508 shares issuable pursuant to a currently exercisable warrant.

(4)	Pursuant to a Schedule 13G filed on December 2, 2004 by Walrus Partners, L.L.C. (“Walrus Partners”), an investment advisor, and S2 Partners, L.P. (“S2 Partners”), a private investment partnership, the shares are owned by S2 Partners and may be beneficially owned by Walrus Partners as the investment advisor and sole general partner of S2 Partners. Walrus Partners has sole voting and dispositive power over the shares, and S2 Partners has shared voting and dispositive power over the shares.

(5)	Includes (i) 38,507 shares issuable pursuant to a currently exercisable warrant and option, (ii) 153,193 shares held by J.M. Hixon Partners, LLC “Hixon Partners”), (iii) 500 shares issuable pursuant to a currently exercisable option held by Hixon Partners and (iv) 55,217 shares issuable pursuant to a currently exercisable warrant held by J.M. Hixon Partners, LLC. Mr. Whitney, as the managing member of Hixon Partners, has sole voting and dispositive power over the shares held by Hixon Partners, and has shared voting and dispositive powers over the shares held by Hixon Ventures.

(6)	Includes (i) 500 shares issuable pursuant to a currently exercisable option and (ii) 55,217 shares issuable pursuant to a currently exercisable warrant.

MANAGEMENT SHAREHOLDINGS

     The following table sets forth the number of shares of Common Stock beneficially owned as of March 24, 2005, by each executive officer of the Company named in the Summary Compensation Table, by each current director and nominee for director of the Company and by all directors and executive officers as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name of Beneficial	Number of Shares		Percent
Owner or Identity of Group	Beneficially Owned		of Class(1)
Benson K. Whitney	287,674	(2)	8.4%
Philip Sean Lafleur	224,361	(3)	6.3%
Martin Velasco	113,227	(4)	3.3%
Philippe H. Aubert	75,372	(5)	2.2%
John W. Paulson	99,179	(6)	2.8%
William R. Wolff	32,064	(7)	*
John C. Bergstrom	2,332	(8)	*
John R. Whisnant	1,332	(9)	*
Ronald R. Raup	1,332	(10)	*
All current executive officers and directors as a group (10 persons)	841,248	(11)	23.0%

*Less than 1%

(1)	See footnote (1) to preceding table.

(2)	See footnote (5) to preceding table.

(3)	Includes 172,626 shares which may be purchased by Mr. Lafleur upon exercise of options and warrants that are exercisable as of March 24, 2005 or within 60 days of such date.

(4)	Includes (i) 3,120 shares which may be purchased by Mr. Velasco upon exercise of options that are exercisable as of March 24, 2005 or within 60 days of such date, (ii) 3,129 shares held by Genevest Consulting S.A., of which Mr. Velasco is a director, (iii) 77,729 shares held by International Sequoia Investments Ltd., of which he is a principal shareholder and (iv) 29,249 shares issuable pursuant to a currently exercisable warrant held by International Sequoia Investments Ltd. Mr. Velasco disclaims beneficial ownership in the shares held by Genevest Consulting S.A. and International Sequoia Investments Ltd.

(5)	Includes (i) 54,094 shares held by FCPR Robertsau Investissement and (ii) 21,278 shares issuable pursuant to a currently exercisable warrants held by FCPR Robertsau Investissement. Mr. Aubert is Chief Executive Officer of Fortis Private Equity France (fka Robertsau Gestion), which manages FCPR Robertsau Investissement.

(6)	Represents 69,129 shares which may be purchased by Mr. Paulson upon exercise of options that are exercisable as of March 24, 2005 or within 60 days of such date.

(7)	Includes 32,064 shares that may be purchased by Mr. Wolff upon exercise of options that are exercisable as of March 24, 2005 or within 60 days of such date.

(8)	Includes 1,332 shares that may be purchased by Mr. Bergstrom upon exercise of an option that is exercisable as of March 24, 2005 or within 60 days of such date.

(9)	Represents 1,332 shares that may be purchased by Mr. Whisnant upon exercise of an option that is exercisable as of March 24, 2005 or within 60 days of such date.

(10)	Represents 1,332 shares that may be purchased by Mr. Raup upon exercise of an option that is exercisable as of March 24, 2005 or within 60 days of such date.

(11)	Includes 430,061 shares that may be purchased by all officers and directors as a group upon exercise of options and warrants exercisable as of March 24, 2005 or within 60 days of such date.

ELECTION OF DIRECTORS

(Proposals #1 and #2)

General Information

     The Bylaws of the Company provide that the number of directors, which shall not be less than one, shall be determined by the Board of Directors or by the shareholders. Pursuant to a recommendation by the Governance Committee, the Board of Directors recommends that the number of directors be set at seven and that seven directors be elected at the Annual Meeting. All of the nominees are current members of the Board of Directors. Two other current directors, Philip Sean Lafleur and Martin Velasco, advised the Governance Committee that they would not stand for re-election at the Annual Meeting. Under applicable Minnesota law, approval of the proposal to set the number of directors at seven requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, provided that such majority must be greater than 25% of our outstanding shares. The election of each nominee requires the affirmative vote of the holders of a plurality of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter.

     In the absence of other instructions, each proxy will be voted for each of the nominees listed below as determined by the independent members of the Board of Directors. If elected, each nominee will serve until the next annual meeting of shareholders and until his successor shall be elected and qualified. If, prior to the meeting, it should become known that any of the nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is determined by the Governance Committee, or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that any nominee will be unable to serve.

     The names and ages of all of the director nominees and the positions held by each with the Company are as follows:

Name	Age	Position
William R. Wolff (5)	47	Chief Executive Officer and Chairman of the Board
John W. Paulson	57	President and Director
Philippe H. Aubert (4)	45	Director
John C. Bergstrom (1)(3)	44	Director
Ronald B. Raup (3)(4)	54	Director
John R. Whisnant (1)(2)(4)	59	Director
Benson K. Whitney (1)	48	Director

(1)	Member of the Audit Committee.

(2)	The Board of Directors has determined that John Whisnant qualifies as an “Audit Committee Financial Expert” under the Federal Securities Law.

(3)	Member of the Compensation Committee.

(4)	Member of the Governance Committee.

(5)	Non-voting member of the Governance Committee.

     William R. Wolff has served as our Chief Executive Officer and a director since June 9, 2004 and as our Chairman of the Board since January 2005. From October 2003, when he joined MakeMusic!, until October 2004, Mr. Wolff served as our Chief Financial Officer, Secretary and Treasurer. Mr. Wolff began his career as a financial analyst at Control Data Corporation. He subsequently held a variety of leadership positions in start-up and growth software companies, including Springboard Software, where he was Controller and CFO and responsible for its public reporting. He later served for eight years as Chief Executive Officer of Open Systems Holdings Corporation, an accounting systems company. For the six years prior to joining MakeMusic!, he was Chief Executive Officer of CrossUSA, an innovative systems outsourcing company. Mr. Wolff also serves on the Board of Directors of a Minnesota based IT Services Company, Instrumental Inc.

     John W. Paulson, founder of MakeMusic!, has served as our President and as a director, since 1990. In addition, from 1990 to 2000, he served as our Chairman and CEO. From 1982 to 1990, Mr. Paulson was Chairman and CEO of Springboard Software, Inc., a publicly held company he founded to develop and market educational consumer software products. Prior to founding Springboard, Mr. Paulson was a public school music teacher for nine years. He has a Master of Arts in Music Education from the Eastman School of Music, is a published composer and has performed as a professional musician for more than 10 years. Mr. Paulson has served on the Board of Directors of the National Association of Music Merchants, the Wenger Corporation and the St. Paul Chamber Orchestra.

     Philippe H. Aubert has been director of MakeMusic! since October 2001. Mr. Aubert is the Chief Executive Officer of Fortis Private Equity France (fka Robertsau Gestion), a private equity fund. From January 1990 to August 1999, Mr. Aubert was Director Associate of Siparex Group, a private equity investment group.

     John C. Bergstrom joined MakeMusic! as a director in September 2004. Mr. Bergstrom is a partner with RiverPoint Investments working with selected companies, advising them on financial organizational, strategy and governance matters. He currently serves on the Board of Directors of Peoples Educational Holdings, Inc. Mr. Bergstrom is primarily focused on working with information-based companies, including education, information services, publishing and media business.

     Ronald R. Raup joined MakeMusic! as a director in September 2004. Mr. Raup is currently Vice President of Brook Mays Music Company, the largest full line music product retailer in the United States, and has over thirty years of experience in the music product industry. From 1995 to 1999, he was employed at MakeMusic! as our President and Chief Operating Officer. Mr. Raup also held senior executive positions with Yamaha Corporation of America and was the top ranking American on that company’s board of directors. He has been active in promoting active music making and has served on the boards of various music oriented associations such as NAMM, the international music products association, and the World Economic Summit.

     John R. Whisnant joined MakeMusic! as a director in January 2004. In June 2004, Mr. Whisnant joined the Nath Companies as Vice President of Administration and General Counsel. From 1995 to 2003, Mr. Whisnant was Chief Financial Officer of Insignia Systems, Inc. He has a Juris Doctorate and a Master of Arts degree in Accounting from the University of Iowa.

     Benson K. Whitney has been a director of MakeMusic! since May 1997. Mr. Whitney is the managing member of J.M. Hixon Partners and was previously the managing general partner of the Gideon Hixon Fund, both private venture capital partnerships. He also serves as Vice President and Chief Executive Officer of Whitney Management Co., a family management company. In these positions, he has been involved in numerous early stage investments and serves on several boards of directors. He formerly practiced law with Popham, Haik, Schnobrich & Kaufman, specializing in regulated industries such as medical services companies and cable television.

Other Information

     Pursuant to an Investor Rights Agreement among MakeMusic!, J.M. Hixon Partners, LLC (“Hixon”) and certain shareholders of MakeMusic! entered into at the time of Hixon’s investment in the Company, Hixon has the right, so long as it owns or controls 4% or more of our Common Stock, to designate an individual to serve on our Board of Directors, and the shareholders who are parties to the Agreement have agreed to vote shares of MakeMusic! Common Stock owned or controlled by them for such director designee. Mr. Whitney is currently serving as the director designee under the Agreement. There are no other arrangements or understandings between any of our directors or any other person (other than arrangements or understandings with directors acting as such) pursuant to which any person was selected as a director or nominee of MakeMusic!. There are no family relationships among our directors.

CORPORATE GOVERNANCE

Independence

     The Board has determined that a majority of its members are “independent” as defined by the listing standards of the Nasdaq Stock Market, since none of them are believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The current independent directors are Philippe Aubert, John Bergstrom, Ronald Raup, Martin Velasco, John Whisnant, and Benson Whitney. William Wolff and John Paulson are precluded from being considered independent since they currently serve as executive officers of the Company.

Code of Ethics and Business Conduct

     The Board has a Code of Ethics and Business Conduct (“Code of Ethics”) that applies to all of our employees, directors and officers, including our principal executive officer, principal financial officer, principal accounting officer and controller. The Code of Ethics addresses such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest and insider trading. The Code of Ethics is available in print, free of charge to any stockholder who sends a request for a paper copy to MakeMusic! Inc., Attn: Investor Relations, 7615 Golden Triangle Drive, Suite M, Eden Prairie, Minnesota 55344-3848. MakeMusic! intends to include on its website any amendment to, or waiver from, a provision of its Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and controller that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-B.

Director Attendance at Annual Meeting

     Directors’ attendance at annual meetings can provide shareholders with an opportunity to communicate with directors about issues affecting MakeMusic!. We do not have an annual meeting attendance policy for directors, but they are encouraged to attend all meetings of shareholders.

Committee and Board Meetings

     Our Board of Directors has three standing committees, the Audit Committee, the Compensation Committee and the Governance Committee. Each committee shall only be comprised of independent voting directors and in the case of the Governance Committee, the CEO as a non-voting member. Members of such Committees meet formally and informally from time to time throughout the year on Committee matters.

Executive Sessions

     The independent directors hold regularly scheduled executive sessions, generally in conjunction with regularly scheduled board meetings.

Audit Committee

     The Audit Committee is comprised of independent directors John Whisnant (Chair), John Bergstrom and Benson Whitney. The Audit Committee is responsible for reviewing our internal control procedures, the quarterly and annual financial statements of the Company, engaging and evaluating the performance of the independent public accountant and reviewing with our independent public accountants the results of the annual audit. Attached as Appendix A to the Proxy Statement for the 2004 Annual Meeting of Shareholders is the Charter for the Audit Committee. The Audit Committee met five (5) times during fiscal 2004.

     The Board has determined that John Whisnant is the “audit committee financial expert” as defined by Item 401(e)(2) of Regulation S-B under the Securities Act of 1933. The designation of Mr. Whisnant as the audit committee financial expert does not impose on Mr. Whisnant any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Mr. Whisnant as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification.

Compensation Committee

     The Compensation Committee consists of independent directors John Bergstrom (Chair), Ronald Raup and Martin Velasco, who has resigned from the Committee effective as of the date of the Annual Meeting. The Compensation Committee recommends to the Board of Directors from time to time the salaries and incentive compensation to be paid to executive officers of the Company and the Board of Directors and administers our 2003 Equity Incentive plan. The Compensation Committee met six (6) times during fiscal 2004.

Governance Committee

     The Governance Committee consists of independent directors Ronald Raup (Chair), Philippe Aubert and John Whisnant. The Governance Committee recommends the selection of candidates for and the tenure of the members of our Board and for recommending to the Board and carrying out policies and processes designed to provide for the effective and efficient governance of MakeMusic!. Attached as Appendix B to the Proxy Statement for the 2004 Annual Meeting of Shareholders is the Charter for the Governance Committee. The Governance Committee met four (4) times during fiscal 2004.

     The Governance Committee will consider candidates for director nominees recommended by shareholders, directors, third-party search firms and other sources. In evaluating director nominees, the Governance Committee considers the following factors and qualifications:

•	the appropriate size and the diversity of our Board of Directors;

•	the needs of the Board with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees, including experience in technology, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	familiarity with domestic and international business matters;

•	age and legal and regulatory requirements;

•	experience with accounting rules and practices;

•	appreciation of the relationship of the Company’s business to the changing needs of society; and

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

     The Governance Committee will consider the attributes of the candidates and the needs of the board, and will review all candidates in the same manner. A shareholder who wishes to recommend one or more directors must provide a written recommendation to the Company at the address below, directed to the attention of Investor Relations, who will forward the proposals and recommendations to the Governance Committee for consideration. Notice of a recommendation must include name and address of the shareholder making the recommendation and the class and number of shares such shareholder owns. With respect to the nominee, the shareholder should include the nominee’s name, age, business address, residence address, current principal occupation, five-year employment history with employer names and a description of the employer’s business, the number of shares beneficially owned by the nominee, whether such nominee can read and understand basic financial statements, and Board membership, if any.

     The recommendation must be accompanied by a written consent of the nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. The Company may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee.

MakeMusic! Inc.
Attn: Investor Relations
7615 Golden Triangle Drive, Suite M
Eden Prairie, MN 55344-3848

     The directors and committee members often communicate informally to discuss the affairs of MakeMusic! and, when appropriate, take formal Board and/or committee action by unanimous written consent of all directors or committee members, in accordance with Minnesota law, rather than hold formal meetings. During fiscal 2004, the Board of Directors held eight (8) formal meetings. No director attended less than 75% of the aggregate of all Board of Directors meetings and all meetings held by any Committee of the Board of Directors on which he served.

Directors’ Fees

     Under the 2003 Equity Incentive Plan, nonemployee directors may receive nonqualified stock options, performance awards, restricted stock or stock appreciation rights from time to time as determined by the Compensation Committee. In 2004, no options, performance awards, restrict stock or stock appreciation rights were granted to nonemployee directors.

     On February 2, 2005, the Board of Directors approved the MakeMusic! Inc. Board Compensation Plan (“Plan”) as recommended by the Compensation Committee. Pursuant to the Plan, each eligible director (defined below) receives $3,000 per calendar quarter for Board membership and $2,000 per calendar quarter for serving as a committee chairperson. In addition, the Plan provided for the immediate grant of a seven-year nonqualified stock option to purchase 4,000 shares of Common Stock under the 2003 Equity Compensation Plan, which option vests monthly between the date of grant and December 31,

2005. If a director’s service terminates for any reason or if the director is no longer an eligible director, vesting of the option ceases and the director may exercise any vested shares through the remaining term of the option. The Plan defines an eligible director to be a non-employee member of the Board who is not (i) otherwise compensated by MakeMusic! or (ii) a representative of 5% or greater shareholders.

Communications with the Board of Directors

     Shareholders may communicate directly with the Board of Directors. All communications should be directed to MakeMusic! Inc., Attn: Investor Relations, at 7615 Golden Triangle Drive, Suite M, Eden Prairie, Minnesota 55344-3848, and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors. If no director is specified, the communication will be forwarded to the entire Board.

EXECUTIVE COMPENSATION

Employment Agreements and Termination of Employment Agreements

     On June 9, 2004, MakeMusic! entered into an employment agreement with William R. Wolff, our current Chief Executive Officer, which agreement may be terminated upon 60 days’ notice by either party and with less notice upon certain events. The agreement provides for an annual base salary of $175,500 and bonuses as determined by the Board of Directors. If MakeMusic! terminates the agreement without cause and Mr. Wolff provides MakeMusic! with a release of all claims, Mr. Wolff is entitled to receive an amount equal to his then current base salary, which amount shall be paid monthly over a one-year period. Mr. Wolff has agreed not to compete with MakeMusic! for one year following termination.

     On October 19, 2000, the Company entered into a one-year employment agreement with John W. Paulson that automatically extends for additional one-year periods unless otherwise terminated as provided in the agreement. Pursuant to the agreement, he will be paid an initial base salary of $155,500 per year and may be eligible for bonuses as determined by the Board of Directors. The agreement may be terminated by either party upon written notice to the other party. In the event the agreement is terminated by the Company without cause, Mr. Paulson will be paid an amount equal to his base salary as in effect at the time of termination.

     In November 2004, MakeMusic! Inc. entered into a Transition Agreement and Release (the “Transition Agreement”) with Philip Sean Lafleur, a director and former Chief Executive Officer and Chairman. The Agreement supercedes and replaces Mr. Lafleur’s Executive Employment Agreement dated September 1, 2002 (“Executive Agreement”). The parties mutually agreed that the Executive Agreement terminated effective June 9, 2004, except that Articles IV, V, VI, VII, VIII, IX and X of the Executive Agreement will remain in full force and survive the termination of the Executive Agreement. Pursuant to the Transition Agreement, Mr. Lafleur continued to be employed by MakeMusic! and received a monthly salary and regular benefits through February 8, 2005, his last day of employment. Mr. Lafleur was eligible to receive bonuses for 2004 provided that Mr. Lafleur’s results and those of MakeMusic! met the objectives set forth in the Agreement. Mr. Lafleur continued to serve as Chairman of the Board of Directors until January 2005. Compensation for his service on the Board is $1,500 per month, but he did not receive a director’s fee while receiving a salary. Mr. Lafleur’s Stock Option dated July 7, 2003 was amended to state that, of the 195,000 shares, Mr. Lafleur will be eligible to purchase 115,561 shares, and 79,439 shares were cancelled. The time vested and time accelerated options will continue as described in the Agreement. Further, Mr. Lafleur agrees to release any and all claims against the Company or any other person or entity more fully described in the Agreement.

Summary Compensation Table

     The following table sets forth certain information regarding compensation paid during each of the Company’s last three fiscal years to persons serving as Chief Executive Officer during fiscal 2004 and to each other executive officer of the Company (the “Named Executive Officers”) who received total salary and bonus compensation in excess of $100,000 for 2004.

Summary Compensation Table

						Long Term
						Compensation
						Securities	All Other
Name and Principal		Annual Compensation				Underlying Options	Compensation
Position	Year	Salary ($)		Bonus ($)		(# of shares)	($)(1)
Philip Sean Lafleur, (1)	2004	$223,029	(2)	$130,991	(2)	—	—
Former Chief Executive Officer	2003	232,452	(2)	63,935	(2)	195,000	—
	2002	194,058	(2)	77,953	(2)	—	$6,189	(2(3)

William R. Wolff,	2004	$158,332		$83,524		90,000	—
Chief Executive Officer	2003	26,335		9,615		30,000	—

	2004	$163,280		$92,156		—	—
John W. Paulson,	2003	163,280		41,049		195,000	—
President	2002	163,280		60,852		—	—

(1)	Resigned as Chief Executive Officer as of June 9, 2004.

(2)	Compensation is paid in euros, and the United States dollar amount is determined by multiplying Mr. Lafleur’s compensation by 1.3602, 1.2557 and 1.0483, the conversion rates as of December 31, 2004, December 31, 2003 and December 31, 2002, respectively. Changes to Mr. Lafleur’s salary in 2002 are the result of a reallocation between salary and bonus compensation and the impact of changing foreign currency exchange rates. Mr. Lafleur’s salary in euros was €163,968, €185,117, and €185,117 and his bonus in euros was €96,303, €50,916, and €74,361 in 2004, 2003 and 2002, respectively.

(3)	Amount reflects payment for unused vacation time as required by French law.

Option/SAR Grants During 2004 Fiscal Year

     The following table sets forth information regarding stock options granted to the Named Executive Officers during the fiscal year ended December 31, 2004. The Company has not granted stock appreciation rights in the past fiscal year.

	Number of		% of Total
	Securities		Options/SARs
	Underlying		Granted to	Exercise or
	Options/SARs		Employees in	Base Price	Expiration
Name	Granted (#)		Fiscal Year	($/Sh)	Date
Philip Sean LaFleur	—		—	—	—
William R. Wolff	30,000	(1)	25%	$3.05	03/09/11
	60,000	(2)	50%	$3.74		(2)
John W. Paulson	—		—	—	—

(1)	The option was granted on March 10, 2004 and becomes exercisable in 48 equal monthly installments commencing March 31, 2004.

(2)	The option was granted on June 9, 2004 with 20,000 shares of such option becoming exercisable in 48 equal monthly installments commencing June 30, 2004 and expiring June 9, 2011, and 40,000 shares of such option becoming exercisable on June 7, 2009, subject to acceleration upon certain conditions and expiring on June 8, 2009.

Aggregated Option/SAR Exercises During 2004 Fiscal Year and Fiscal Year End Option/SAR Values

     The following table provides information related to the exercise of stock options during fiscal 2004 by the Named Executive Officers and the number and value of options held at fiscal year end by such persons:

			Number of Unexercised		Value of Unexercised
	Shares		Securities Underlying		In-the-Money Options
	Acquired	Value	Options at 12/31/04		at 12/31/04(1)
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Philip Sean Lafleur	0	$0	96,608	102,453	$74,003	$243,790
William R. Wolff	0	$0	18,541	101,459	$39,201	$170,799
John W. Paulson	0	$0	44,847	175,153	$74,003	$462,248

(1)	Value of exercisable/unexercisable in-the-money options is equal to the difference between the market price of the Common Stock at fiscal year end and the option exercise price per share multiplied by the number of shares subject to options. The closing sale price as of December 31, 2004 on the Nasdaq Stock Market was $5.02.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who own more than 10 percent of the Company’s Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders (“Insiders”) are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company’s knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 2004 all Section 16(a) filing requirements applicable to Insiders were complied with, except a Form 4 for Mr. Wolff was filed late reporting an option grant.

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

     Under the terms of an Investor Rights Agreement entered into with J.M. Hixon Partners, LLC in connection with its participation in the Company’s 1997 private placement, the Company has granted to J.M. Hixon Partners, LLC a right to purchase its pro rata share of any new issuances of securities by the Company, excluding shares issued upon exercise of currently outstanding warrants, pursuant to employee stock plans, pursuant to a registered public offering or in connection with an acquisition. The Investor Rights Agreement also gives J.M. Hixon Partners the right to designate an individual to serve on the Company’s Board of Directors (see “Election of Directors—Other Information”).

INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

(PROPOSAL #3)

     The Board of Directors proposes that the Company amend its Amended and Restated Articles of Incorporation to increase the total number of authorized shares of Common Stock from 5,000,000 to 8,500,000. As of the Record Date, the total number of outstanding shares of Common Stock was 3,422,589 shares.

Reasons for the Amendment

     On March 8, 2005, the Board of Directors unanimously approved an amendment to our Amended and Restated Articles of Incorporation to increase the authorized shares of Common Stock from 5,000,000 to 8,500,000.

     The Board desires to increase the number of authorized shares of Common Stock to provide sufficient shares for our 2003 Equity Incentive Plan, including the increase of shares as set forth in Proposal #4 below, and to provide greater flexibility in structuring possible future financings and meeting other corporate needs which might arise. We have no current commitments or plans for the issuance of Common Stock other than as set in connection with the increase of shares under our 2003 Equity Incentive Plan.

     As of March 24, 2005, 3,422,589 shares of Common Stock were issued and outstanding, and 1,577,411 shares of Common Stock were authorized but unissued. Approximately 881,740 shares of Common Stock are reserved for issuance pursuant to our employee benefit plans, including the increase of shares under the 2003 Plan. In addition, we have 3,239 shares of Common Stock reserved for issuance upon exercise of outstanding options granted outside of our plans and 1,345,812 shares reserved for issuance upon exercise of outstanding warrants..

     MakeMusic! may use additional shares of Common Stock to partially finance potential acquisitions. In addition, we may consider conducting an equity offering to raise capital or reduce existing debt. Future issuances of Common Stock may have a significant dilutive effect on the equity interests of current shareholders.

     Approval of an increase in the authorized number of shares of Common Stock generally empowers the directors of the Company to issue additional shares of Common Stock without giving notice to the shareholders or obtaining their approval, except in certain circumstances such as in connection with the adoption of certain employee benefit plans or the issuance of private equity that is subject to The Nasdaq Stock Market shareholder approval rules. The Nasdaq rules generally require us to obtain shareholder approval for issuances of Common Stock in connection with (i) the acquisition of another company if an officer, director or significant shareholder has a 5% or greater interest (or a 10% interest collectively) or the issuance or potential issuance of stock will be equal to 20% or more of the outstanding shares or voting power before the issuance, (ii) the sale of Common Stock in a private transaction if the sale is equal to 20% or more of the outstanding Common Stock or voting power and is sold for less than the greater of book or market value of the stock, (iii) the issuance of Common Stock that results in a change of control or (iv) the adoption of certain stock option or purchase plans or other equity compensation arrangements.

     The Company’s proposal to increase the authorized number of shares of Common Stock is not submitted in response to any accumulation of stock or threatened takeover. However, the increase in authorized Common Stock could, under certain circumstances, be construed as having an anti-takeover effect by, for example, diluting the stock ownership of shareholders and possibly making it more difficult to effect a change in the composition of the Board of Directors through the removal or addition of directors, or to accomplish a given transaction that may be in the shareholders’ interests. Further, the dilutive effect may limit the participation of shareholders in a merger or similar business combination, whether or not such transaction is favored by management. Except as noted below, the Company does not have any provisions in its governing documents that have an anti-takeover effect nor does it have plans to subsequently implement measures having anti-takeover effects. Our Articles of Incorporation authorize an additional 1,500,000 shares of undesignated stock that is undesignated as to rights, preferences, privileges and restrictions. The Board has the authority to establish from these undesignated shares, by resolution adopted and filed with the Minnesota Secretary of State in the manner provided by law, one or more classes or series and to fix the relative rights and preferences of each such class or series, including the establishment of additional shares of Common Stock. These shares are available for issuance by the Board at such times and for such purposes as the Board may deem advisable without further action by the shareholders, except as may be required by law or regulatory authorities. In the event of a proposed merger, tender offer or other attempt to gain control of the Company of which the Board does not approve, the Board could create a series of preferred stock with rights and preferences that could impede the completion of such a transaction and issue such preferred stock to persons who would support the Board in opposing the transaction. The Board does not intend to issue any shares of preferred stock except on terms which the Board deems to be in the best interests of the Company and its then existing shareholders.

Vote Required

     The affirmative vote of the holders of a majority of the shares entitled to vote at the Annual Meeting will be required to approve the amendment to the Amended and Restated Articles of Incorporation to increase the authorized shares of Common Stock.

APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES
RESERVED UNDER THE 2003 EQUITY INCENTIVE PLAN

(Proposal #4)

General

     On April 1, 2005, the Board amended the MakeMusic! Inc. 2003 Equity Incentive Plan (the “2003 Plan”) to increase the reserved shares of Common Stock from 750,000 to 1,000,000. The Board believes that granting fairly priced stock options and other stock awards to employees, officers, consultants and directors is an effective means to promote the future growth and development of MakeMusic!. Such options and awards, among other things, increase these individuals’ proprietary interest in our success and enables the Company to attract and retain qualified personnel. Under our 1992 Stock Option Plan, there are currently outstanding options to purchase approximately 150,000 shares at an average exercise price of approximately $17.19, a price which is significantly above the Company’s current stock price. The Board would like to have sufficient shares available under the 2003 Plan to provide equity incentives to employees, consultants and directors. The Board of Directors and Compensation Committee intend to continue to tie individual officer grants closely to our performance. The Board of Directors and the Compensation Committee also believe the 2003 Plan ties the employees’ goals and interests to those of MakeMusic! and its shareholders.

Description of the 2003 Equity Incentive Plan

     A general description of the material features of the 2003 Plan follows, but this description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon request to our Chief Financial Officer.

     General. Under the 2003 Plan, the Compensation Committee may award incentive or nonqualified stock options, restricted stock, stock appreciation rights, performance shares and performance units to those officers and employees of MakeMusic! (including our subsidiaries and affiliates), or to directors of or consultants or advisors to MakeMusic!, whose performance, in the judgment of the Board or Committee, can have a significant effect on the success of MakeMusic!. As of the date of the proxy, we had sixty-nine (69) employees, three of which are executive officers, eight (8) non-employee directors and eleven (11) consultants and advisors.

     Shares Available. As amended, the 2003 Plan provides for the issuance of up to 1,000,000 shares of our Common Stock, subject to adjustment of such number in the event of certain increases or decreases in the number of outstanding shares of Common Stock of MakeMusic! effected as a result of stock splits, stock dividends, combinations of shares or similar transactions in which MakeMusic! receives no consideration. If any options or stock awards granted under the 2003 Plan expire or terminate prior to exercise, the shares subject to that portion of the option or stock award are available for subsequent grants.

     Administration and Types of Awards. The 2003 Plan is administered by the Compensation Committee. The Committee has broad powers to administer and interpret the 2003 Plan, including the authority to (i) establish rules for the administration of the 2003 Plan, (ii) select the participants in the 2003 Plan, (iii) determine the types of awards to be granted and the number of shares covered by such awards, and (iv) set the terms and conditions of such awards.

     Options. Options granted under the 2003 Plan may be either “incentive” stock options within the meaning of Section 422 of the Internal Revenue Code (“IRC”) or “nonqualified “ stock options that do not qualify for special tax treatment under the IRC. No incentive stock option may be granted with a per share exercise price less than the fair market value of a share of our Common Stock on the date the option is granted. The closing sale price of a share of our Common Stock was $4.60 on March 24, 2005. The Committee will determine the term of the option (which in case of an incentive stock option, generally may not exceed ten years) and how it will become exercisable. An incentive stock option may not be transferred by an optionee except by will or the laws of descent and distribution. In certain circumstances, a nonqualified option may be transferred to a member of an optionee’s family, a trust for the benefit of such immediate family members or a partnership in which such family members are the only partners.

     Restricted Stock Award, Performance Share Awards and Performance Units. The Committee is also authorized to grant awards of restricted stock, performance shares and performance units. Each restricted stock award granted under the Plan shall be for a number of shares as determined by the Committee, and the Committee, in its discretion, may also establish continued employment, vesting or other conditions that must be satisfied for the restrictions on the transferability of the shares and the risks of forfeiture to lapse. Performance share awards generally provide the recipient with the opportunity to receive shares of our Common Stock and performance units generally provide recipients with the opportunity to receive cash awards, but only if our financial goals or other business objectives are achieved over specified performance periods.

     Stock Appreciation Rights. A stock appreciation right may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the Committee.

Generally, upon the exercise of a stock appreciation right, the recipient will receive cash, shares of Common Stock or some combination of cash and shares having a value equal to the excess of (i) the fair market value of a specified number of shares of our Common Stock, over (ii) a specified exercise price. If the stock appreciation right is granted in tandem with a stock option, the exercise of the stock appreciation right will generally cancel a corresponding portion of the option, and, conversely, the exercise of the stock option will cancel a corresponding portion of the stock appreciation right. The Committee will determine the term of the stock appreciation right and how it will become exercisable. A stock appreciation right may not be transferred by an optionee except by will or the laws of descent and distribution.

     Amendment. The Board of Directors may, from time to time, suspend or discontinue the 2003 Plan or revise or amend it in any respect; provided, (i) no such revision or amendment may impair the terms and conditions of any outstanding option or stock award to the material detriment of the participant without the consent of the participant except as authorized in the event of merger, consolidation or liquidation of the Company, (ii) the 2003 Plan may not be amended in any manner that will (a) materially increase the number of shares subject to the 2003 Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events, (b) change the designation of the class of employees eligible to receive awards; (c) decrease the price at which options will be granted; or (d) materially increase the benefits accruing to participants under the 2003 Plan without the approval of the shareholders, to the extent such approval is required by applicable law or regulation.

Federal Income Tax Matters

     Options. Under present law, an optionee will not realize any taxable income on the date a nonqualified option is granted pursuant to the 2003 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of our Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. MakeMusic! will receive an income tax deduction in its fiscal year in which nonqualified options are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment related taxes on such ordinary income.

     Incentive stock options granted under the 2003 Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of MakeMusic!. MakeMusic! ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

     Restricted Stock Awards. Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the transfer restrictions lapse. Alternatively, if a recipient makes a “Section 83(b)” election, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. MakeMusic! normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

     Performance Share and Performance Unit Awards. A recipient of performance shares or performance units will recognize compensation taxable as ordinary income equal to the value of the shares of Common Stock or the cash received, as the case may be, in the year that the recipient receives payment. MakeMusic! normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

     Stock Appreciation Rights. Generally, a recipient of a stock appreciation right will recognize compensation taxable as ordinary income equal to the value of the shares of Common Stock or the cash received in the year that the stock appreciation right is exercised. MakeMusic! normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

New Plan Benefits

     The table below shows the total number of shares underlying stock options that have been granted under the 2003 Plan as of March 24, 2005 to the named executive officers and the groups set forth, without taking into account exercises or cancellations. Because future grants of stock options under the 2003 Plan are subject to the discretion of the Committee, the future benefits that may be received by these individuals and groups under the 2003 Plan cannot be determined at this time.

Shares of Common Stock
Name and Position/Group	Underlying Options Received
William R. Wolff, CEO	120,000
Philip Sean Lafleur, former CEO	115,561 (1)
John W. Paulson, President	195,000
Current Executive Officers as a Group (3 persons)	345,000
Current Directors who are not Executive Officers as a Group (7 persons)	12,000
Current Employees who are not Executive Officers or Directors as a Group (32 persons)	200,000

(1)      Does not include options which were cancelled pursuant to an amendment of such options in connection with the transition agreement—see Employment Agreements and Termination of Employment Agreements.

Equity Compensation Plan Information

     The following table provides information as of December 31, 2004 about our equity compensation plans.

				Number of securities remaining
	Number of securities to		Weighted average	available for future issuance under
	be issued upon exercise		exercise price of	equity compensation plans
	of outstanding options,		outstanding options,	(excluding securities reflected in
	warrants and rights		warrants and rights	column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	784,921		$5.35	96,819
Equity compensation plans not approved by security holders	3,239	(1)	$32.80	0
Total	788,162		$5.37	96,819

(1)	Options issued to consultants in 2000 for services rendered.

Vote Required; Recommendation

     Approval of the increase of shares reserved under the 2003 Equity Incentive Plan requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE INCREASE OF SHARES UNDER THE 2003 EQUITY INCENTIVE PLAN

AUDIT COMMITTEE REPORT

     The Board of Directors maintains an Audit Committee comprised of three of the Company’s independent directors, including a Financial Expert. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rule of the National Association of Securities Dealers, Inc. (“NASD”) that governs audit committee composition, Rule 4350(d)(2), including the requirement that audit committee members all be “independent directors” as that term is defined by NASD Rule 4200(a)(15).

     In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)	reviewed and discussed the audited financial statements with management;

(2)	discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

(3)	reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

     Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission.

Members of the Audit Committee:
John R. Whisnant (Chair)
John C. Bergstrom
Benson K. Whitney

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal #5)

Change of Accountants

     The Board of Directors recommends that the shareholders ratify the appointment of McGladrey & Pullen LLP as the independent registered public accounting firm for MakeMusic! for the year ending December 31, 2005. McGladrey & Pullen LLP provided services in connection with the audit of our financial statements for the year ended December 31, 2004, assistance with our Annual Report submitted to the Securities and Exchange Commission on Form 10-KSB and filed with the Securities and Exchange Commission, and consultation on matters relating to accounting and financial reporting. Representatives of McGladrey & Pullen LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

     On August 30, 2004, Ernst & Young LLP resigned as the Registrant’s independent public accountants effective as of August 30, 2004. The reports of Ernst & Young LLP on the Registrant’s financial statements for the fiscal years ended December 31, 2002 and 2003, contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with its audit for the most recent fiscal year and through August 30, 2004, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference thereto in their report on the financial statements for such years.

     On September 13, 2004, the Registrant’s Board of Directors and Audit Committee retained McGladrey & Pullen, LLP to be the Registrant’s independent public accountants. During the two most recent fiscal years and through September 13, 2004, the Registrant has not consulted with McGladrey & Pullen, LLP regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered upon the Registrant’s financial statements and either written or oral advice was provided that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) the subject matter of a disagreement or reportable event with the former auditor. A representative of McGladrey & Pullen, LLP is expected to be present at the Annual Meeting of Shareholders. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Audit Fees

     The following fees were paid to Ernst & Young LLP and McGladrey & Pullen, LLP for fiscal years 2003 and 2004:

	Ernst & Young LLP		McGladrey & Pullen, LLP
	2003	2004	2004
Audit Fees	$76,850	$0	$44,015
Audit-Related Fees	0	10,000	6,670
Tax Fees	30,766	16,635	0
All Other Fees	1,250	0	0

	$108,866	$26,635	$50,690

     Audit fees are for professional services rendered for the audit of our annual financial statements. Audit related fees include attendance at Audit Committee meetings, review of financial statements included in our Forms 10-KSB and 10-QSB, services in connection with consents for registration statements and audit services related to closing a subsidiary in France.

     Tax fees include fees for services provided in connection with preparation of tax returns and tax planning related to foreign employees and closing of subsidiary in France.

     All other fees include guidance on international issues and access to Ernst & Young online information database.

     The Company’s Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining the independence of Ernst & Young LLP and McGladrey & Pullen, LLP and has determined that such services are compatible with maintaining their respective independence.

Pre-Approval of Audit Fees

     Pursuant to its pre-approval policy, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for the Company by its independent auditors or any other auditing or accounting firm. Unless a particular service has received general pre-approval by the Audit Committee, each service provided must be specifically pre-approved. Any proposed services exceeding pre-approved costs levels will require specific pre-approval by the Audit Committee.

     The Audit Committee approved that the CFO was authorized to engage McGladrey & Pullen, LLP tax services of up to $10,000 for the recommendation and analysis of the closure of MakeMusic! SA and appropriate recording in MakeMusic! Inc. The Audit Committee also authorized the pre-approval of non-audit services not to exceed $10,000.

OTHER BUSINESS

     The company does not mail to shareholders the first, second and third quarter shareholder reports. All press releases are available on the Company’s website (including quarterly and annual results) at www.makemusic.com/press_releases.asp, or by e-mail immediately after results are issued if you send your email address to investorrelations@makemusic.com to be included on an email list. Forms 10-KSB and 10-QSB are available on the SEC website at www.sec.gov/cgi-bin/browse-edgar and on the Company’s website at www.makemusic.com/investor_relations.asp under SEC EDGAR Filings. Any shareholder who wishes to receive these forms by mail must send their name and address to the Company at the address below.

                              MakeMusic! Inc.
                              Attn: Investor Relations
                              7615 Golden Triangle Drive, Suite M
                              Eden Prairie, MN 55344-3848

     Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2006 Annual Meeting of Shareholders must be received by the Company by December ___, 2004, to be considered for inclusion in the Company’s proxy statement and related proxy for the 2006 Annual Meeting.

     Also, if a shareholder proposal intended to be presented at the 2006 Annual Meeting but not included in the Company’s proxy statement and proxy is received by the Company after February ___, 2006, then management named in the Company’s proxy form for the 2006 Annual Meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company’s proxy materials.

FORM 10-KSB

     A COPY OF THE COMPANY’S FORM 10-KSB ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004 (WITHOUT EXHIBITS) ACCOMPANIES THIS NOTICE OF ANNUAL MEETING AND PROXY STATEMENT. NO PORTION OF SUCH REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH TO ANY SHAREHOLDER, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY’S FURNISHING SUCH EXHIBIT(S). ANY SUCH REQUESTS SHOULD INCLUDE A REPRESENTATION THAT THE SHAREHOLDER WAS THE BENEFICIAL OWNER OF SHARES OF MAKEMUSIC! INC. COMMON STOCK ON MARCH 24, 2005, THE RECORD DATE FOR THE 2005 ANNUAL MEETING, AND SHOULD BE DIRECTED TO MR. ALAN G. SHULER, CHIEF FINANCIAL OFFICER, AT THE COMPANY’S PRINCIPAL ADDRESS.

BY ORDER OF THE BOARD OF DIRECTORS

William R. Wolff
Chief Executive Officer and Chairman of the Board
Dated:	April ___, 2005
Eden Prairie, Minnesota

MAKEMUSIC! INC.

2003 EQUITY INCENTIVE PLAN
(As Amended April 1, 2005)

SECTION 1.

DEFINITIONS

     As used herein, the following terms shall have the meanings indicated below:

     (a) “Administrator” shall mean the Board or the Committee, as the case may be.

     (b) “Affiliate” shall mean a Parent or Subsidiary of the Company.

     (c) “Award” shall mean any grant of an Option, Restricted Stock Award, Stock Appreciation Right or Performance Award.

     (d) “Committee” shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. If the Company’s securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a “non-employee director.” Solely for purposes of this Section 1(a), “non-employee director” shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. Further, to the extent necessary for compliance with the limitations set forth in Internal Revenue Code Section 162(m), each of the members of the Committee shall be an “outside director” within the meaning of Code Section 162(m) and the regulations issued thereunder.

     (e) The “Company” shall mean MakeMusic! Inc., a Minnesota corporation.

     (f) “Fair Market Value” as of any date shall mean (i) if such stock is listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company’s Common Stock.

     (g) The “Internal Revenue Code” is the Internal Revenue Code of 1986, as amended from time to time.

     (h) “Option” means an incentive stock option or nonqualified stock option granted pursuant to the Plan.

     (i) “Option Stock,” “Stock” or “Common Stock” shall mean Common Stock of the Company (subject to adjustment as described in Section 14) reserved for Options, Restricted Stock Awards, Stock Appreciation Rights and Performance Shares pursuant to this Plan.

     (j) “Parent” shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company’s outstanding stock.

     (k) The “Participant” means a key employee of the Company or any Subsidiary to whom an incentive stock option has been granted pursuant to Section 9; a consultant or advisor to, or director, key employee or officer, of the Company or any Subsidiary to whom a nonqualified stock option has been granted pursuant to Section 10; or a consultant or advisor to, or director, key employee or officer, of the Company or any Subsidiary to whom a Restricted Stock Award has been granted pursuant to Section 11; or a consultant or advisor to, or director, key employee or officer, of the Company or any Subsidiary to whom a Performance Award has been granted pursuant to Section 12; or a consultant or advisor to, or director, key employee or officer, of the Company or any Subsidiary to whom a Stock Appreciation Right has been granted pursuant to Section 13.

     (l) “Performance Award” shall mean any Performance Shares or Performance Units granted pursuant to Section 12 hereof.

     (m) “Performance Period” shall mean the period, established at the time any Performance Award is granted or at any time thereafter, during which any performance goals specified by the Administrator with respect to such Performance Award are to be measured.

     (n) “Performance Share” shall mean any grant pursuant to Section 12 hereof of an award, which value, if any, shall be paid to a Participant by delivery shares of Common Stock of the Company upon achievement of such performance goals during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

     (o) “Performance Unit” shall mean any grant pursuant to Section 12 hereof of an award, which value, if any, shall be paid to a Participant by delivery of cash upon achievement of such performance goals during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

     (p) The “Plan” means the MakeMusic! Inc. 2003 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.

     (q) “Restricted Stock Award” shall mean any grant of restricted shares of Common Stock of the Company pursuant to Section 11 hereof.

     (r) “Stock Appreciation Right” shall mean a grant pursuant to Section 13 hereof.

     (s) A “Subsidiary” shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

SECTION 2.

PURPOSE

     The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

     It is the intention of the Company to carry out the Plan through the granting of Options which will qualify as “incentive stock options” under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan, through the granting of Options that are “nonqualified stock options” pursuant to Section 10 of this Plan, through the granting of Restricted Stock Awards pursuant to Section 11 of this Plan, through the granting of Performance Awards pursuant to Section 12 of this Agreement and through the granting of Stock Appreciation Rights pursuant to Section 13 hereof. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors. In no event shall any Options, Restricted Stock Awards, Performance Awards or Stock Appreciation Rights be granted prior to the date this Plan is approved by the shareholders of the Company.

SECTION 3.

EFFECTIVE DATE OF PLAN

     The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in Section 2.

SECTION 4.

ADMINISTRATION

     The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the “Board”) or by a Committee which may be appointed by the Board from time to time to administer the Plan (hereinafter collectively referred to as the “Administrator”). Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, such Awards shall be granted; the number of shares subject to each such Award, the performance criteria, if any, and any other terms and conditions of each Award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective Awards (which may vary from Participant to Participant) evidencing each Award, and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator’s interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

     No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.

PARTICIPANTS

     The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees, officers, directors, consultants, and advisors of the Company or of any Subsidiary to whom Awards shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive Awards hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. The Administrator shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Subsidiary to whom Awards shall be granted under this Plan. The Administrator may grant additional Awards under this Plan to some or all Participants then holding Awards, or may grant Awards solely or partially to new Participants. In designating Participants, the Administrator shall also determine the number of shares subject to each Award granted to each Participant and, with respect to Performance Awards, the performance criteria applicable to each Participant. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan.

SECTION 6.

STOCK

     The capital stock to be issued under this Plan shall consist of authorized but unissued shares of Stock. One million (1,000,000) shares of Stock shall be reserved and available for Awards under the Plan; provided, however, that the total number of shares of Stock reserved for Awards under this Plan shall be subject to adjustment as provided in Section 14 of the Plan. In the event that any outstanding Option, Stock Appreciation Right, Performance Share Award or Restricted Stock Award under the Plan for any reason expires or is terminated prior to the exercise of the Option or Stock Appreciation Right, prior to the achievement of the performance criteria under the Performance Share Award, or prior to the lapsing of the risks of forfeiture on the Restricted Stock Award, the shares of Stock allocable to the unexercised portion of such Option or Stock Appreciation Right, to the unearned portion of the Performance Share Award or to the forfeited portion of the Restricted Stock Award shall continue to be reserved for Options, Stock Appreciation Rights, Performance Share Awards and Restricted Stock Awards under the Plan and may be optioned or awarded hereunder.

SECTION 7.

DURATION OF PLAN

     Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in Section 3. Other Awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board.

SECTION 8.

PAYMENT

     Participants may pay for shares of Stock of the Company upon exercise of Options granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, previously-owned shares of the Company’s Common Stock, or any combination thereof, or such other form of payment as may be authorized by the Administrator. Any Stock so tendered as part of such payment shall be valued at such Stock’s then Fair Market Value. The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant. “Previously-owned shares” means shares of the Company’s Common Stock which the Participant has owned for at least six (6) months prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles.

     With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

SECTION 9.

TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

     Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement (the “Option Agreement”). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from

Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

     (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. Except as permitted by Section 424(d) of the Internal Revenue Code, or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Company’s Common Stock on the date the Administrator grants the option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of the Company’s Common Stock on the date of the grant of the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

     (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. In no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the incentive stock option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

          The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which such option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of such option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

     (c) Nontransferability. No incentive stock option shall be transferable, in whole or in part, by the Participant other than by will or by the laws of descent and distribution. During the Participant’s lifetime, the incentive stock option may be exercised only by the Participant. If the Participant shall attempt any transfer of any incentive stock option granted under the Plan during the Participant’s lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

     (d) No Rights as Shareholder. A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by an incentive stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 of the Plan).

     (e) Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of an incentive stock option or a “disqualifying disposition” of shares acquired through the exercise of an incentive stock option as defined in Code Section 421(b). In the event the Participant is required under the Option Agreement to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by electing to have the Company or its Affiliate withhold shares of Option Stock otherwise issuable to the Participant as a result of the exercise of the incentive stock option having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Company or its Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to have shares withheld for this purpose shall be made on or before the date the incentive stock option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

     (f) Other Provisions. The Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary to ensure that such Option will be considered an “incentive stock option” as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

SECTION 10.

TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

     Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

     (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the per share Fair Market Value of the Company’s Common Stock on the date the Administrator grants the option.

     (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which such option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of such option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

     (c) Transferability. The Administrator may, in its sole discretion, permit the Participant to transfer any or all nonqualified stock options to any member of the Participant’s “immediate family” as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant’s “immediate family” or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

     (d) No Rights as Shareholder. A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by a nonqualified stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 of the Plan).

     (e) Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of a nonqualified stock option. In the event the Participant is required under the Option Agreement to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by electing to have the Company or its Affiliate withhold shares of Option Stock otherwise issuable to the Participant as a result of the exercise of the nonqualified stock option having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Company or its Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to have shares withheld for this purpose shall be made on or before the date the nonqualified stock option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

     (f) Other Provisions. The Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 11.

RESTRICTED STOCK AWARDS

     Each Restricted Stock Award granted pursuant to this Section 11 shall be evidenced by a written restricted stock agreement (the “Restricted Stock Agreement”). The Restricted Stock Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock Agreement shall comply with and be subject to the following terms and conditions:

     (a) Number of Shares. The Restricted Stock Agreement shall state the total number of shares of Stock covered by the Restricted Stock Award.

     (b) Risks of Forfeiture. The Restricted Stock Agreement shall set forth the risks of forfeiture, if any, which shall apply to the shares of Stock covered by the Restricted Stock Award, and shall specify the manner in which such risks of forfeiture shall lapse. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Stock which are restricted as of the effective date of the modification.

     (c) Issuance of Restricted Shares. The Company shall cause to be issued one or more stock certificates representing such shares of Stock in the Participant’s name, and shall hold each such certificate until such time as the risk of forfeiture and other transfer restrictions set forth in the Participant’s Restricted Stock Agreement have lapsed with respect to the shares represented by the certificate. The Company may place a legend on such certificates describing the risks of forfeiture and other transfer restrictions set forth in the Participant’s Restricted Stock Agreement and providing for the cancellation of such certificates if the shares of Stock subject to the Restricted Stock Award are forfeited.

     (d) Rights as Shareholder. Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

     (e) Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Award. In the event the Participant is required under the Restricted Stock Agreement to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Stock received pursuant to a Restricted Stock Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

     (f) Nontransferability. No Restricted Stock Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the Restricted Stock Agreement have lapsed. If the Participant shall attempt any transfer of any Restricted Stock Award granted under the Plan prior to such date, such transfer shall be void and the Restricted Stock Award shall terminate.

     (g) Other Provisions. The Restricted Stock Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 12.

PERFORMANCE AWARDS

     Each Performance Award granted pursuant to this Section 12 shall be evidenced by a written agreement (the “Performance Award Agreement”). The Performance Award Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Performance Award Agreement shall comply with and be subject to the following terms and conditions:

     (a) Awards. Performance Awards in the form of Performance Units or Performance Shares may be granted to any Participant in the Plan. Performance Units shall consist of monetary awards which may be earned or become vested in whole or in part if the Company achieves certain goals established by the Administrator over a specified Performance Period. Performance Shares shall consist of shares of Stock or other Awards denominated in shares of Stock that may be earned or become vested in whole or in part if the Company achieves certain goals established by the Administrator over a specified Performance Period.

     (b) Performance Goals, Performance Period and Payment. The Performance Award Agreement shall set forth:

          (i) the number of Performance Units or Performance Shares subject to the Performance Award, and the dollar value of each Performance Unit;

          (ii) one or more performance goals established by the Administrator based on any one, or combination of, earnings per share, return on equity, return on assets, total shareholder return, net operating income, cash flow, increase in revenue, economic value added, increase in share price or cash flow return on investment, including threshold, target and maximum levels;

          (iii) the Performance Period over which Performance Units or Performance Shares may be earned or may become vested;

          (iv) the extent to which partial achievement of the goal(s) may result in a payment or vesting of the Performance Award, as determined by the Administrator; and

          (v) the date upon which payment of Performance Units will be made or Performance Shares will be issued, as the case may be, and the extent to which such payment or the receipt of such Shares may be deferred.

     (c) Regulatory Compliance. This Section 12 is intended to comply with the performance-based compensation requirements of Section 162(m) of the Internal Revenue Code and shall be interpreted in accordance with the rules and regulations thereunder.

     (d) Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Performance Award. In the event the Participant is required under the Performance Award Agreement to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

     (e) Nontransferability. No Performance Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Performance Award granted under the Plan, such transfer shall be void and the Performance Award shall terminate.

     (f) No Rights as Shareholder. A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by a Performance Award until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 of the Plan).

     (g) Other Provisions. The Performance Award Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 13.

STOCK APPRECIATION RIGHTS

     Each Stock Appreciation Right granted pursuant to this Section 13 shall be evidenced by a written agreement (the “Stock Appreciation Agreement”). The Stock Appreciation Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Stock Appreciation Agreement shall comply with and be subject to the following terms and conditions:

     (a) Awards. A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash, shares of Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Stock on the date of such exercise, over (ii) a specified exercise price. Unless otherwise determined by the Administrator, the specified exercise price shall not be less than 100% of the Fair Market Value of such shares of Stock on the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.

     (b) Term and Exercisability. The term during which any Stock Appreciation Right granted under the Plan may be exercised shall be established in each case by the Administrator. The Stock Appreciation Agreement shall state when the Stock Appreciation Right becomes exercisable and shall also state the maximum term during which such Stock Appreciation Right may be exercised. In the event a Stock Appreciation Right is exercisable immediately, the manner of exercise of such Stock Appreciation Right in the event it is not exercised in full immediately shall be specified in the Stock Appreciation Agreement. The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder which is not immediately exercisable as of the date of grant. If a Stock Appreciation Right is granted in tandem with an Option, Stock Appreciation Agreement shall set forth the extent to which the exercise of all or a portion of the Stock Appreciation Right shall cancel a corresponding portion of the Option, and the extent to which the exercise of all or a portion of the Option shall cancel a corresponding portion of the Stock Appreciation Right.

     (c) Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Stock Appreciation Right. In the event the Participant is required under the Stock Appreciation Right to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

     (d) Nontransferability. No Stock Appreciation Right shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Stock Appreciation Right granted under the Plan, such transfer shall be void and the Stock Appreciation Right shall terminate.

     (e) No Rights as Shareholder. A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 of the Plan).

     (f) Other Provisions. The Stock Appreciation Agreement authorized under this Section 13 shall contain such other provisions as the Administrator shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right which may be necessary to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

SECTION 14.

RECAPITALIZATION, SALE, MERGER, EXCHANGE
OR LIQUIDATION

     In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares, stock dividend, or stock split, the Board may, in its sole discretion, adjust the number of shares of Stock reserved under Section 6 hereof, the number of shares of Stock covered by each Award, and, if applicable, the price per share thereof to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

     Unless otherwise provided in the agreement with respect to an Award, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a “transaction”), the Board may provide for one or more of the following:

     (a) the equitable acceleration of the exercisability of any outstanding Options or Stock Appreciation Rights, the vesting and payment of any Performance Awards, or the lapsing of the risks of forfeiture on any Restricted Stock Awards;

     (b) the complete termination of this Plan, the cancellation of outstanding Options or Stock Appreciation Rights not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise such Award prior to the effectiveness of such transaction), the cancellation of any Performance Award and the cancellation of any Restricted Stock Awards for which the risks of forfeiture have not lapsed;

     (c) that Participants holding outstanding Options and Stock Appreciation Rights shall receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction over the price per share of such Options or Stock Appreciation Rights; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

     (d) that Participants holding outstanding Restricted Stock Awards and Performance Share Awards shall receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such transaction, cash in an amount equal to the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

     (e) the continuance of the Plan with respect to the exercise of Options or Stock Appreciation Rights which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such Options and Stock Appreciation Rights the right to exercise their respective Options or Stock Appreciation Rights as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction; and

     (f) the continuance of the Plan with respect to Restricted Stock Awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such Awards the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

     The Board may restrict the rights of or the applicability of this Section 14 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 15.

INVESTMENT PURPOSE

     No shares of Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to Participant, the Administrator may require Participant to (a) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

     As a further condition to the issuance of Stock to Participant, Participant agrees to the following:

     (a) In the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their rights to the Common Stock underlying Awards, Participant will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any Award granted to Participant pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

     (b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised Options or Stock Appreciation Rights so as to comply with any state’s securities or Blue Sky law limitations with respect thereto, the Board shall have the right (i) to accelerate the exercisability of any Award and the date on which such Award must be exercised, provided that the Company gives Participant prior written notice of such acceleration, and (ii) to cancel any Awards or portions thereof which Participant does not exercise prior to or contemporaneously with such public offering.

     (c) In the event of a transaction (as defined in Section 14 of the Plan), Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an “affiliate” (as defined in such applicable legal and accounting principles) at the time of the transaction, and Participant will execute any documents necessary to ensure compliance with such rules.

     The Company reserves the right to place a legend on any stock certificate issued upon the exercise of an Award pursuant to the Plan to assure compliance with this Section 15.

SECTION 16.

AMENDMENT OF THE PLAN

     The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 14, shall impair the terms and conditions of any Award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 14 hereof, (ii) change the designation of the class of employees eligible to receive Awards, (iii) decrease the price at which Options may be granted, or (iv) materially increase the benefits accruing to Participants under the Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.

SECTION 17.

NO OBLIGATION TO EXERCISE OPTION

     The granting of an Option or Stock Appreciation Right shall impose no obligation upon the Participant to exercise such Option or Stock Appreciation Right. Further, the granting of any Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ for any period.

MAKEMUSIC! INC.

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, May 18, 2005
3:30 p.m.

Fredrikson & Byron
Pepin/Vermillion Conference Room
40th Floor
200 South Sixth Street
Minneapolis, Minnesota

      MakeMusic! Inc.
      7615 Golden Triangle Drive, Suite M, Eden Prairie, Minnesota 55344      proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 18, 2005.

The shares of stock you hold in your account will be voted as you specify below.

If no choice is specified, the proxy will be voted “FOR” Item 1.

By signing the proxy, you revoke all prior proxies and appoint William R. Wolff and Alan G. Shuler, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to MakeMusic! Inc., c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

ä Please detach here ä

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1 THROUGH 5.

1. Set number of directors at seven (7)     ☐ For ☐ Against ☐ Abstain

2. Elect members of the Board of Directors:

01 William R. Wolff	05 Ronald B. Raup	☐	Vote FOR	☐	Vote WITHHELD
02 John W. Paulson	06 John R. Whisnant		all nominees		from all nominees
03 Philippe H. Aubert	07 Benson K. Whitney		(except as withheld below)
04 John C. Bergstrom

     (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

3. Approve Amendment to the Articles of Incorporation to increase authorized shares of Common Stock from 5,000,000 to 8,500,000	☐ For	☐ Against	☐ Abstain

4. Approve an increase in shares in the 2003 Equity Incentive Plan from 750,000 to 1,000,000	☐ For	☐ Against	☐ Abstain

5. Ratify the appointment of McGladrey & Pullen, LLP as independent registered accounting firm for year ending December 31, 2005.	☐ For	☐ Against	☐ Abstain

6. In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address change? Mark Box ☐ Indicate changes below:	Date: ___, 2005

Signature(s) in Box
Please sign exactly as name(s) appears on proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.